Exhibit 10.1

Execution Version

TENTH AMENDMENT TO CREDIT AGREEMENT

This TENTH AMENDMENT TO CREDIT AGREEMENT, dated as of April 15, 2020 (this “Amendment”), is entered into by and among GLOBAL EAGLE ENTERTAINMENT INC., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto (the “Guarantors” and, together with the Borrower being collectively referred to as the “Loan Parties”), the Lenders party hereto and CITIBANK, N.A., as administrative agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”), and is made with reference to the Credit Agreement, dated as of January 6, 2017, as amended by the First Amendment and Limited Waiver to Credit Agreement, dated as of May 4, 2017, the Amendment to First Amendment and Limited Waiver to Credit Agreement and Second Amendment to Credit Agreement, dated as of June 29, 2017, the Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement, dated as of October 2, 2017, the Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement, dated as of October 31, 2017, the Fifth Amendment to Limited Waiver to Credit Agreement and Fifth Amendment to Credit Agreement, dated as of December 22, 2017, the Sixth Amendment to Credit Agreement, dated as of March 8, 2018, and the Omnibus Incremental Term Loan and Seventh Amendment to Credit Agreement and Amendment to Security Agreement, dated as of July 19, 2019, the Eighth Amendment to Credit Agreement, dated as of April 7, 2020, and the Ninth Amendment to Credit Agreement, dated as of April 9, 2020 (as so amended, the “Credit Agreement”), among the Borrower, the Guarantors party thereto, the lenders and letter of credit issuers party thereto and the Administrative Agent.

W  I T N E S S E T H:

WHEREAS, the Borrower has requested that the Lenders consent to certain matters, and amend certain provisions of the Credit Agreement, in each case, as provided for herein; and

WHEREAS, on the terms and subject to the conditions set forth herein, in accordance with Section 10.01 of the Credit Agreement, the undersigned Lenders (constituting at least Required Lenders) consent to certain matters, and agree to amend certain provisions of the Credit Agreement, in each case, as set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION 1.      Definitions. Each capitalized term used and not otherwise defined in this Amendment shall have the meaning assigned to such term in the Credit Agreement after giving effect to this Amendment (the “Amended Credit Agreement”).

SECTION 2.      Amendments to the Credit Agreement. Upon the occurrence of the Effective Date (as defined in Section 4 hereof), the following amendments are hereby made to the Credit Agreement:

(a)         The definition of “New Incremental Term Lender Advisor” set forth in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety as follows:

" New Incremental Term Lender Advisor” means each of the Lenders’ Advisors under and as defined in the Tenth Amendment to Credit Agreement, dated as of April 15, 2020, among the Borrower, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

(b)           Section 6.01(a) of the Credit Agreement is hereby deleting the proviso at the end thereof and inserting the following in lieu thereof:

"provided that, solely with respect such financial statements to be provided for the fiscal year ended December 31, 2019, (i) the Borrower shall not be required to deliver such financial statements to the Administrative Agent until May 14, 2020 (as such deadline may be extended from time to time by an order of the U.S. Securities Exchange Commission) and (ii) such financial statements may be subject to a “going concern” qualification;".

(c)           Section 6.01(b) of the Credit Agreement is hereby amended by adding the following proviso at the end thereof:

"provided that, solely with respect such financial statements to be provided for the fiscal quarter ended March 31, 2020, the Borrower shall not be required to deliver such financial statements to the Administrative Agent until June 29, 2020 (as such deadline may be extended from time to time by an order of the U.S. Securities Exchange Commission);".

(d)            Section 6.01(c) of the Credit Agreement is hereby amended by adding the following proviso at the end thereof:

"provided that, solely with respect to the Projections required to be delivered in fiscal year 2020 in respect of fiscal year 2020, such Projections shall not be required to be delivered to the Administrative Agent until June 1, 2020;".

(e)         Section 6.17 of the Credit Agreement is hereby amended by adding the following proviso at the end thereof:

"provided that, any such conference call relating to a period covered by financial statements furnished hereunder with respect to the fiscal year ended December 31, 2019 and the fiscal quarter ended March 31, 2020 shall in no event be required to be held until after the date of delivery to the Administrative Agent of the applicable financial statements in accordance with Section 6.01(a) or 6.01(b), as applicable”.

(f)            Section 7.11 of the Credit Agreement is hereby amended by deleting from the chart contained therein the Test Period (and related required Consolidated First Lien Net Leverage Ratio) ending on March 31, 2020.

(g)           Section 10.04(a) of the Credit Agreement is hereby amended by inserting the following immediately after the words “including, without limitation, the reasonable and documented fees, costs and expenses of the New Incremental Term Lender Advisor,” appearing therein: “subject to the terms of the applicable fee and/or engagement letters of such parties executed by the Borrower,”.

SECTION 3.      Consent to Second Lien Amendment; Certain Acknowledgments. The Lenders party hereto (constituting at least the Required Lenders) hereby (a) consent to the Loan

Parties’ execution, delivery and performance of the Third Amendment to Securities Purchase Agreement attached hereto as Exhibit A (the "Second Lien Amendment”), and the transactions contemplated thereby, and (b) acknowledge and agree that the financial covenant contained in Section 7.11 of the Credit Agreement for the Test Period ending on December 31, 2019 shall not be required to be computed until the relevant Compliance Certificate for the Fiscal Year then ended is required to be delivered pursuant to Section 6.01.

SECTION 4.      Conditions to Agreement. This Amendment shall become effective on the date hereof (the “Effective Date”) immediately upon the satisfaction of each of the following conditions:

(a)           the Administrative Agent shall have received a counterpart signature page of this Amendment, duly executed and delivered by the Borrower and each other Loan Party and Lenders constituting Required Lenders;

(b)           the Administrative Agent shall have received a fully executed copy of the Second Lien Amendment;

(c)           the Borrower shall have executed and delivered to (i) Gibson, Dunn & Crutcher LLP, as counsel retained by certain of the Term Lenders (the “Ad Hoc Group”), and (ii) Rothschild & Co US Inc. ("Rothschild & Co”), as financial advisor retained by the Ad Hoc Group (collectively, the “Lenders’ Advisors”), an executed counterpart of an engagement letter in form and substance satisfactory to the Lenders’ Advisors and the Borrower regarding the retention of Rothschild & Co as financial advisor to the Ad Hoc Group (the “Engagement Letter”);

(d)           each of the Lenders’ Advisors shall have received payment (in cash) of all professional fees and expenses incurred and unpaid as of the Effective Date due and payable under, and to the extent set forth in, (i) the Engagement Letter in respect of amounts due to Rothschild & Co and (ii) Section 10.04 of the Credit Agreement in respect of amounts due to Gibson, Dunn & Crutcher LLP, and in each case for which invoices have been presented at least one (1) Business Day prior to the Effective Date; and

(e)           the Borrower shall have paid in full in cash all interest in respect of the Loans that was due and payable on or prior to the Effective Date and outstanding immediately prior to giving effect to this Amendment.

SECTION 5.      Representations and Warranties. Each Loan Party party hereto hereby represents and warrants to the Administrative Agent and each Lender (in each case solely with respect to itself), in each case as of the Effective Date, that:

(a)           Such Loan Party has the requisite power and authority, and the legal right, to enter into this Amendment. Such Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment. This Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b)           The representations and warranties made by such Loan Party pursuant to Article

5 of the Amended Credit Agreement are true and correct in all material respects on and as of the Effective Date, after giving effect to this Amendment and the Second Lien Amendment, as if made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(c)           Immediately after giving effect to this Amendment and the Second Lien Amendment, no Default or Event of Default has occurred and is continuing on and as of the Effective Date or will result from the consummation of the transactions contemplated by this Amendment.

SECTION 6.      Supplemental Covenants. The Borrower agrees to comply with the following additional covenants commencing on the Effective Date, in each case notwithstanding any provision to the contrary set forth in the Credit Agreement; provided that any failure by the Borrower to comply with any covenant or agreement set forth in clauses (a)- (e) below within one (1) Business Day after the due date therefor shall constitute an immediate Event of Default under the Credit Agreement:

(a)           The Borrower hereby acknowledges, confirms and reaffirms its payment and reimbursement obligations under Section 10.04 of the Credit Agreement, including the fees and disbursements of the Lenders’ Advisors (defined in the Credit Agreement (as amended hereby) as the “New Incremental Term Lender Advisors”) pursuant thereto, subject to the terms of the applicable fee and/or engagement letters of such parties executed by the Borrower. The Borrower shall pay any and all reasonable and documented fees and expenses of each Lenders’ Advisor promptly after receipt of an invoice therefor, subject to the terms of the applicable fee and/or engagement letters of such parties executed by the Borrower.

(b)           The Borrower covenants and agrees that, commencing on the Effective Date, and thereafter as provided in the last sentence of this clause (b), the Borrower shall furnish to each of the Lenders’ Advisors and the Administrative Agent, (i) a rolling thirteen-week budget cash flow forecast on a consolidated basis for the Borrower and its Subsidiaries, prepared in good faith by the Borrower and based upon assumptions that the Borrower believes to be reasonable at the time of delivery, in the form (including the line-item reporting) attached hereto as Exhibit B, setting forth, among other items, cash flows, budgeted cash receipts, budgeted disbursement amounts, budgeted liquidity and budgeted professional fees, and (ii) a variance report for the prior week as compared to the applicable previously furnished forecast, which variance report shall include a description of material variances in actual results for each line item as compared to the forecasted results for such line item; provided that such items described in the foregoing clauses (i) and (ii) shall be treated as confidential information delivered on a “professional eyes only” basis in accordance with confidentiality agreements entered into between such Lenders’ Advisors and the Administrative Agent, as applicable, and the Borrower. The rolling thirteen-week budget cash flow forecast shall be updated every four weeks and the material variance report shall be distributed weekly on each Wednesday for the prior week.

(c)           The Borrower covenants and agrees to maintain at all times an aggregate amount of unused Revolving Credit Commitments plus the aggregate amount of unrestricted cash and Cash Equivalents of the Borrower and its Subsidiaries of not less than $17,500,000.

(d)         Without limiting the provisions of Section 6.17 of the Amended Credit Agreement, the Borrower covenants and agrees that, after the Effective Date, the Borrower shall cause senior management of the Borrower and use commercially reasonable efforts to cause its advisors to (i) be available to participate on such conference calls as the Lenders’ Advisors or the Administrative Agent may separately request, on no less than a bi-weekly basis, at mutually agreed times with each such requesting party during normal business hours, to discuss the financial results and the financial condition of the Borrower and its Subsidiaries and such other matters as the Lenders’ Advisors or the Administrative Agent, as applicable, may reasonably request and (ii) participate in other calls or provide such other information regarding the financial results, the financial condition, and the business affairs of the Borrower and its Subsidiaries and such other matters, in each case as the Lenders’ Advisors or the Administrative Agent may reasonably request.

(e)           On or before the date that is five (5) Business Days after the Effective Date, the Borrower shall (i) establish a committee of its board of directors consisting of at least three members, each of whom is a Qualified Independent Director (as defined below) (the “Strategic Transaction Committee”), for the purpose of exploring financing, recapitalization, strategic transactions and other similar opportunities and transactions for the Borrower and its Subsidiaries and (ii) deliver to each of the Lenders’ Advisors and the Administrative Agent a true and correct copy of the bylaws (or amendment thereto) or of the resolutions, minutes or consent of the board of directors, as applicable, of the Borrower reflecting the formation of, and the responsibilities, policies and procedures governing, the Strategic Transaction Committee, which applicable document shall (A) require the Borrower or, if applicable, any of its Subsidiaries to obtain the authorization of the Strategic Transaction Committee before entering into any such financing, recapitalization, strategic transaction or other similar opportunity or transaction and (B) otherwise be in form and substance reasonably acceptable to the Required Lenders (which approval may be evidenced in writing in an email or other form of written communication sent to the Borrower or its counsel by a Lenders’ Advisor), provided that such documents shall be treated as confidential information delivered on a “professional eyes only” basis in accordance with confidentiality agreements entered into between such Lenders’ Advisors and the Administrative Agent, as applicable, and the Borrower. As used herein, “Qualified Independent Director” shall mean (x) Jeffrey Leddy and (y) an individual who is not an Affiliate, or a current or former employee, officer, member, or partner of the Borrower or any of its Subsidiaries, Searchlight, Nantahala or any holder or any Affiliate of any holder of the Borrower’s funded indebtedness or more than 5% of the Borrower’s common stock.

Notwithstanding anything to the contrary herein, the Borrower and Administrative Agent’s entry into a mutually acceptable confidentiality agreement after the Effective Date shall be a condition precedent to the Borrower’s obligations with respect to deliveries and sharing of information to the Administrative Agent hereunder. Following the execution and delivery of such confidentiality agreement by each of the Borrower and the Administrative Agent, the Administrative Agent shall be permitted from time to time to make reasonable inquiries and deliver reasonable diligence requests to Rothschild & Co, Inc., in its capacity as a Lenders’ Advisor (“Rothschild”), and Rothschild shall be permitted to respond to such reasonable inquiries and requests so long as the delivery of such response and any corresponding written work product to the Administrative Agent is approved by the Ad Hoc

Group and otherwise does not vitiate any applicable protections, privileges and immunities of the Ad Hoc Group under applicable law.

SECTION 7.      Entire Agreement. This Amendment, the Amended Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

SECTION 8.    GOVERNING LAW. THIS AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT, AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON OR ARISING OUT OF THIS AMENDMENT OR THE AMENDED CREDIT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 9.      Consent to Jurisdiction; Waiver of Jury Trial. The jurisdiction and waiver of jury trial provisions set forth in Sections 10.15 and 10.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

SECTION 10.    Consent to Service of Process. Each party to this Amendment irrevocably consents to the service of process in the manner provided for notices in Section 10.02 of the Amended Credit Agreement. Nothing in any Loan Document will affect the right of any party to this Amendment to serve process in any other manner permitted by law.

SECTION 11.     Severability. Any term or provision of this Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

SECTION 12.    Loan Document. This Amendment constitutes a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

SECTION 13.    Reaffirmation. Each of the undersigned Loan Parties (a) acknowledges all of its obligations, undertakings and liabilities under the Amended Credit Agreement and the other Loan Documents to which it is a party in each case as amended hereby or in connection herewith and such obligations, undertakings and liabilities (as so amended hereby), where applicable, are hereby reaffirmed and remain in full force and effect on a continuous basis, (b) agrees that its grant of security interests pursuant to the Security Agreement is reaffirmed and remains in full force and effect after giving effect to this Amendment and secures all Secured Obligations (as in effect after giving effect hereto) and (c) acknowledges and agrees that the Secured Obligations, the Obligations and the Guaranteed Obligations include, among other things and without limitation, the New Incremental Term Loans, Revolving Credit Commitments and Revolving Credit Loans, the Term Loans and other Loans.

SECTION 14.   Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by fax, email or other electronic transmission (including in .pdf or .tif format) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 15.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 16.   Effect of this Amendment. Except as expressly set forth in this Amendment or any exhibits hereto, (a) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent, in each case under the Amended Credit Agreement or any other Loan Document, and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document. Except as expressly set forth in this Amendment or any exhibits hereto, each and every term, condition, obligation, covenant and agreement contained in the Amended Credit Agreement and the other Loan Documents is hereby ratified and reaffirmed in all respects and shall continue in full force and effect. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment or any exhibits hereto, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents. This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement, which shall remain in full force and effect, except to any extent amended or modified by this Amendment. Nothing implied in this Amendment shall be construed as a release or other discharge of any of the Loan Parties from the Loan Documents. From and after the Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall, unless expressly provided otherwise, be deemed to refer to the Amended Credit Agreement. Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended hereby.

SECTION 17.    Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon each of the parties hereto, each Lender and the successors and permitted assigns of each of the parties hereto and each Lender.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

BORROWER:

GLOBAL EAGLE ENTERTAINMENT INC.

By:	/s/ Christian Mezger
Name: Christian Mezger
Title: CFO

GUARANTORS:

GLOBAL EAGLE SERVICES, LLC
AIRLINE MEDIA PRODUCTIONS, INC.
ENTERTAINMENT IN MOTION, INC.
GLOBAL EAGLE ENTERTAINMENT
OPERATIONS SOLUTIONS, INC.
INFLIGHT PRODUCTIONS USA INC.
POST MODERN EDIT, INC.
THE LAB AERO, INC.
ROW 44, INC.
N44HQ, LLC
EMERGING MARKETS COMMUNICATIONS,
LLC
MARITIME TELECOMMUNICATIONS
NETWORK, INC.
MTN INTERNATIONAL, INC.
MTN GOVERNMENT SERVICES, INC.
MTN LICENSE CORP.
GLOBAL EAGLE TELECOM LICENSING
SUBSIDIARY LLC
IFE SERVICES (USA), INC.

By:	/s/ Christian Mezger
Name: Christian Mezger
Title: CFO

Tenth Amendment

CITIBANK, N.A., as Administrative Agent

By:	/s/ Michael V. Moore
Name: Michael V. Moore
Title: Vice President

Tenth Amendment

ALM 2020, LTD.

/s/ Joseph D. Glatt

By: Apollo Credit Management (CLO), LLC, its collateral manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

ALM 2020, LTD.

/s/ Joseph D. Glatt

By: Apollo Credit Management (CLO), LLC, its collateral manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

ALM VII (R)-2, LTD.

/s/ Joseph D. Glatt

By: Apollo Credit Management (CLO), LLC, its collateral manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

ALM VII (R)-2, LTD.

/s/ Joseph D. Glatt

By: Apollo Credit Management (CLO), LLC, its collateral manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

ALM VII (R), LTD.

/s/ Joseph D. Glatt

By: Apollo Credit Management (CLO), LLC, its collateral manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

ALM VII (R), LTD.

/s/ Joseph D. Glatt

By: Apollo Credit Management (CLO), LLC, its collateral manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

MPI (LONDON) LIMITED

/s/ Joseph D. Glatt
By: Apollo TRF MP Management, LLC, its investment manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

MPI (LONDON) LIMITED

/s/ Joseph D. Glatt
By: Apollo TRF MP Management, LLC, its investment manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

AP KENT CREDIT MASTER FUND, L.P.

/s/ Joseph D. Glatt
By: AP Kent Management, LLC, its investment manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

AP KENT CREDIT MASTER FUND, L.P.

/s/ Joseph D. Glatt
By: AP Kent Management, LLC, its investment manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

CADBURY MONDELEZ PENSION TRUST LIMITED

/s/ Joseph D. Glatt
By: Apollo TRF CM Management, LLC, its investment manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

CADBURY MONDELEZ PENSION TRUST LIMITED

/s/ Joseph D. Glatt
By: Apollo TRF CM Management, LLC, its investment manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

APOLLO TACTICAL INCOME FUND INC.

/s/ Joseph D. Glatt

By: Apollo Credit Management, LLC, its investment adviser
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

APOLLO TACTICAL INCOME FUND INC.

/s/ Joseph D. Glatt

By: Apollo Credit Management, LLC, its investment adviser
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

ALM XVIII, LTD.

/s/ Joseph D. Glatt

By: Apollo Credit Management (CLO), LLC, its collateral manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

ALM XVIII, LTD.

/s/ Joseph D. Glatt

By: Apollo Credit Management (CLO), LLC, its collateral manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

APOLLO TR US BROADLY SYNDICATED LOAN LLC

/s/ Joseph D. Glatt
By: Apollo Total Return Management LLC, its manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

APOLLO TR US BROADLY SYNDICATED LOAN LLC

/s/ Joseph D. Glatt
By: Apollo Total Return Management LLC, its manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

ALM XIX, LTD.

/s/ Joseph D. Glatt

By: Apollo Credit Management (CLO), LLC, its collateral manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

ALM XIX, LTD.

/s/ Joseph D. Glatt

By: Apollo Credit Management (CLO), LLC, its collateral manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

ALM XVI, LTD.

/s/ Joseph D. Glatt

By: Apollo Credit Management (CLO), LLC, its collateral manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

ALM XVI, LTD.

/s/ Joseph D. Glatt

By: Apollo Credit Management (CLO), LLC, its collateral manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

RR 2 LTD

/s/ Joseph D. Glatt

By: Redding Ridge Asset Management LLC, its collateral manager
Name: Joseph D. Glatt
Title: Chief Legal Officer

[Signature Page to Tenth Amendment to Credit Agreement]

RR 2 LTD

/s/ Joseph D. Glatt

By: Redding Ridge Asset Management LLC, its collateral manager
Name: Joseph D. Glatt
Title: Chief Legal Officer

[Signature Page to Tenth Amendment to Credit Agreement]

RR 3 LTD

/s/ Joseph D. Glatt

By: Redding Ridge Asset Management LLC, its collateral manager
Name: Joseph D. Glatt
Title: Chief Legal Officer

[Signature Page to Tenth Amendment to Credit Agreement]

RR 3 LTD

/s/ Joseph D. Glatt

By: Redding Ridge Asset Management LLC, its collateral manager
Name: Joseph D. Glatt
Title: Chief Legal Officer

[Signature Page to Tenth Amendment to Credit Agreement]

RR 4 LTD

/s/ Joseph D. Glatt

By: Redding Ridge Asset Management LLC, its asset manager
Name: Joseph D. Glatt
Title: Chief Legal Officer

[Signature Page to Tenth Amendment to Credit Agreement]

RR 4 LTD

/s/ Joseph D. Glatt

By: Redding Ridge Asset Management LLC, its asset manager
Name: Joseph D. Glatt
Title: Chief Legal Officer

[Signature Page to Tenth Amendment to Credit Agreement]

APOLLO CREDIT FUNDING V LTD.

/s/ Joseph D. Glatt

By: Apollo ST Fund Management LLC, its investment adviser
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

APOLLO CREDIT FUNDING V LTD.

/s/ Joseph D. Glatt

By: Apollo ST Fund Management LLC, its investment adviser
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

ALM VII, LTD.

/s/ Joseph D. Glatt

By: Apollo Credit Management (CLO), LLC, its collateral manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

ALM VII, LTD.

/s/ Joseph D. Glatt

By: Apollo Credit Management (CLO), LLC, its collateral manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

RR 1 LTD

/s/ Joseph D. Glatt

By: Redding Ridge Asset Management LLC, Management Series 2, its collateral manager
Name: Joseph D. Glatt
Title: Chief Legal Officer

[Signature Page to Tenth Amendment to Credit Agreement]

RR 1 LTD

/s/ Joseph D. Glatt

By: Redding Ridge Asset Management LLC, Management Series 2, its collateral manager
Name: Joseph D. Glatt
Title: Chief Legal Officer

[Signature Page to Tenth Amendment to Credit Agreement]

APOLLO SENIOR FLOATING RATE FUND INC.

/s/ Joseph D. Glatt
By: Apollo Credit Management, LLC, its investment manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

APOLLO SENIOR FLOATING RATE FUND INC.

/s/ Joseph D. Glatt
By: Apollo Credit Management, LLC, its investment manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

APOLLO CREDIT FUNDING IV LTD.

/s/ Joseph D. Glatt

By: Apollo ST Fund Management LLC, its collateral manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

APOLLO CREDIT FUNDING VI, LTD.

/s/ Joseph D. Glatt

By: Apollo ST Fund Management LLC, its investment adviser
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

APOLLO CREDIT FUNDING III LTD.

/s/ Joseph D. Glatt

By: Apollo ST Fund Management LLC, its investment manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

SCHLUMBERGER COMMON INVESTMENT FUND LIMITED, acting as trustee for Schlumberger UK Common Investment Fund

/s/ Joseph D. Glatt
By: Apollo Management International LLP, its investment manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

HSBC DIVERSIFIED LOAN FUND – SYNDICATED LOAN A S.A R.L

/s/ Joseph D. Glatt
By: Apollo Management International LLP, its portfolio manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

ALM XVII, LTD.

/s/ Joseph D. Glatt

By: Apollo Credit Management (CLO), LLC, its collateral manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

SOUND POINT CAPITAL MANAGEMENT, LP, as Term Lender

/s/ Kevin Gerlitz

Name: Kevin Gerlitz
Title: Chief Financial Officer

Signed for and on behalf of:

AMERICAN BEACON SOUND POINT ENHANCED INCOME FUND

AMERICAN BEACON SOUND POINT FLOATING RATE INCOME
FUND A SERIES OF AMERICAN BEACON FUNDS

KAISER FOUNDATION HOSPITALS

KAISER PERMANENTE GROUP TRUST

PRIVILEGE UNDERWRITERS RECIPROCAL EXCHANGE

PURE INSURANCE COMPANY

SOUND POINT CLO III R LTD

SOUND POINT CLO IV R LTD

SOUND POINT CLO IX LTD

SOUND POINT CLO V R LTD

SOUND POINT CLO VI R LTD (FKA) SOUND POINT CLO VI LTD

SOUND POINT CLO VII R LTD

SOUND POINT CLO VIII R LTD (FKA) SOUND POINT CLO VIII LTD

SOUND POINT CLO X LTD

SOUND POINT CLO XI LTD

SOUND POINT CLO XII LTD

SOUND POINT CLO XIV LTD

SOUND POINT CLO XV LTD

SOUND POINT CLO XXIV LTD

SOUND POINT SENIOR FLOATING RATE MASTER FUND LP
(SOUND POINT CAPITAL MANAGEMENT LP)

[Signature Page to Tenth Amendment to Credit Agreement]

Carlyle Investment Management LLC

Signed for and on behalf of:

Carlyle Global Market Strategies CLO 2012-3, Ltd.
Carlyle Global Market Strategies CLO 2012-4, Ltd.
Carlyle Global Market Strategies CLO 2013-1, Ltd.
Carlyle Global Market Strategies CLO 2013-2, Ltd.
Carlyle Global Market Strategies CLO 2013-3, Ltd.
Carlyle Global Market Strategies CLO 2013-4, Ltd.
Carlyle Global Market Strategies CLO 2014-1, Ltd.
Carlyle Global Market Strategies CLO 2014-2-R, Ltd.
Carlyle Global Market Strategies CLO 2014-3-R, Ltd.
Carlyle Global Market Strategies CLO 2014-4R, Ltd.
Carlyle Global Market Strategies CLO 2014-5, Ltd.
Carlyle Global Market Strategies CLO 2015-1,Ltd.
Carlyle Global Market Strategies CLO 2015-2, Ltd.
Carlyle Global Market Strategies CLO 2015-3, Ltd.
Carlyle Global Market Strategies CLO 2015-4, Ltd.
Carlyle Global Market Strategies CLO 2015-5, Ltd.
Carlyle Global Market Strategies CLO 2016-1, Ltd.
Carlyle Global Market Strategies CLO 2016-2, Ltd.
Carlyle Global Market Strategies CLO 2016-3, Ltd.
Carlyle US CLO 2016-4, Ltd.
Carlyle US CLO 2017-1, Ltd.
Carlyle US CLO 2017-2, Ltd.
Carlyle US CLO 2017-3, Ltd.
Carlyle US CLO 2017-4, Ltd.
Carlyle US CLO 2017-5 Ltd.
Carlyle US CLO 2019-2, Ltd.

, as Term Lender

/s/ Glori Graziano
Name: Glori Graziano
Title:Managing Director

[Signature Page to Tenth Amendment to Credit Agreement]

BlackRock Credit Alpha Master Fund L.P. By: BlackRock Financial Management Inc., in its capacity as investment advisor

/s/ Sunil Aggarwal
Name: Sunil Aggarwal
Title: Authorized Signatory

HC NCBR FUND By: BlackRock Financial Management, Inc., in its capacity as investment advisor

/s/ Sunil Aggarwal
Name: Sunil Aggarwal
Title: Authorized Signatory

The Obsidian Master Fund By: BlackRock Financial Management, Inc., its Investment Advisor

/s/ Sunil Aggarwal
Name: Sunil Aggarwal
Title: Authorized Signatory

[Signature Page to Tenth Amendment to Credit Agreement]

AGF Floating Rate Income
Fund By: Eaton Vance
Management as Portfolio
Manager, as Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

Brighthouse Funds Trust I - Brighthouse/
Eaton Vance Floating Rate Portfolio
By: Eaton Vance Management
as Investment Sub-Advisor, as Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

Eaton Vance CLO 2013-1 LTD.
By: Eaton Vance Management
Portfolio Manager

, as Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

Eaton Vance CLO 2014-1R, Ltd.
By: Eaton Vance Management
As Investment Advisor

, as Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

Eaton Vance CLO 2015-1 Ltd.
By: Eaton Vance Management
Portfolio Manager

, as Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

Eaton Vance CLO 2018-1, Ltd.
By: Eaton Vance Management
Portfolio Manager

, as Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

Eaton Vance CLO 2019-1, Ltd.
By: Eaton Vance Management
As Investment Advisor

, as Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

Eaton Vance Floating-Rate
Income Plus Fund
By: Eaton Vance Management
as Investment Advisor

, as Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

Eaton Vance Floating-Rate 2022 Target Term
Trust
By: Eaton Vance Management
as Investment Advisor

, as Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

Eaton Vance Senior Floating-Rate Trust
By: Eaton Vance Management as Investment Advisor

, as Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

Eaton Vance Floating-Rate
Income Trust
By: Eaton Vance Management
as Investment Advisor

, as Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

Eaton Vance International (Cayman Islands)
Floating-Rate Income Portfolio
By: Eaton Vance Management as Investment
Advisor

, as Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

Eaton Vance Senior Income Trust
By: Eaton Vance Management as Investment Advisor

, as Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

Eaton Vance Short Duration Diversified Income Fund
By: Eaton Vance Management as Investment Advisor

, as Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

Eaton Vance Institutional Senior Loan Fund
By: Eaton Vance Management as Investment Advisor

, as Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

Eaton Vance Limited Duration Income Fund
By: Eaton Vance Management as Investment Advisor

, as Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

Eaton Vance Floating Rate Portfolio
By: Boston Management and Research as Investment Advisor

, as Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

Senior Debt Portfolio
By: Boston Management and Research as Investment Advisor

, as Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

Eaton Vance VT
Floating-Rate Income Fund
By: Eaton Vance Management as Investment Advisor

, as Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Tenth Amendment to Credit Agreement]

Wasserstein Debt Opportunities Management, L.P., as Term Lender

/s/ Rajay Bagaria
Name:	Rajay Bagaria
Title:	President & CIO

For any Term Lender requiring a second signature line:

/s/ Rajay Bagaria
Name:	Rajay Bagaria
Title:	President & CIO

Wasserstein Consenting Funds:

Wasserstein Short Duration Fund LP

Wasserstein Short Duration High Income Fund LP

[Signature Page to Tenth Amendment to Credit Agreement]

Exhibit A

Third Amendment to Securities Purchase Agreement

Filed as Exhibit 10.2 to the Company’s Current Report filed on April 16, 2020

Exhibit B

Form of thirteen-week budget cash flow forecast